Capital and financial risk management	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Capital and financial risk management
3.	Capital and financial risk management

The Company’s main objectives when managing capital are to safeguard its ability to continue as a going-concern, to provide returns to shareholders and maximize shareholder value, provide better cash management to ensure availability of credit lines in order to maintain liquidity, and obtain funds at the lowest cost possible.

As of December 31, 2018, the Company recorded negative working capital (calculated as total current assets minus total current liabilities) of R$1,289.8 million and a capital deficiency (corresponding to total assets minus total liabilities) of R$1,149.2 million (working capital of R$293.4 million and a capital deficiency of R$455.9 million as of December 31, 2017).

As a result of liquidity constraints, the Company was not able to comply with the financial covenants included in its Debt Instruments for the year ended on December 31, 2018 and we are currently in breach of such covenants. In addition, on March 6, 2018, Angra confirmed the exercise of its put option to sell all of its shares of the Company, which requires the payment of the exercise price by approximately R$40.3 million by September 6, 2018, as of the date of this annual report, we have not yet made any payments to Angra due to our liquidity constraints, and the rescheduled payment terms are still being negotiated.

Furthermore, Management has identified several significant obligations arising during 2019 that require funding through liquidity, primarily relating to (a) the payments required to make for severance and other demobilization costs related to discontinued operations and (b) capital expenditures required in connection with contract renewals.

The Company´s Management is engaged in efforts to generate liquidity in order to improve the liquidity position and fund their obligations, including negotiations in respect of the sale of certain assets, which sales will likely require the approval of the holders of our Debt Instruments.

In addition, the Company, with the approval of its Board of Directors, has initiated negotiations with the holders of the Debt Instruments, as well as other relevant creditors, with the goal of restructuring its financial and such other debt. In that regard, the Company engaged an outside restructuring advisor as well as outside legal counsel to advise in connection with a potential debt restructuring process. The Company is currently seeking to conclude the debt restructuring process in the course of 2019.

There can be no assurance that the debt restructuring process will be successful or that we will be able to generate sufficient liquidity in order to fully address our liquidity concerns. Our inability to significantly improve our liquidity position and comply with our financial covenants and other payment obligations could have a material adverse effect on us and result in a judicial or judicial reorganization process, which may result in our shareholders losing their entire investment.

There were no changes in the objectives, policies or processes for managing capital during the years ended December 31, 2018 and 2017.

	2018	2017

Loans and financing (Note 13)	628,297	385,514
Debentures (Note 14)	966,386	1,068,979
(-) Cash and cash equivalents (Note 4)	(18,862)	(84,687)
(-) Marketable securities	(42)	(42)

Net debt	1,575,779	1,369,764
Equity (capital deficiency)	(1,149,210)	(455,904)